Press Release

                        Dialysis Corporation of America
                                  Reports
            Fourth Quarter and Year Ended December 31, 2007 Results

Linthicum, Maryland, Thursday, March 13, 2008 - Dialysis Corporation of America (NASDAQ-DCAI) announced its financial results for the fourth quarter and year ended December 31, 2007. Year end patient census from owned and managed centers approximated 1750, resulting in operating revenues for the fourth quarter of 2007 of $19,986,000 compared to $18,199,000 for the same period last year, a 10% increase. Net income for the quarter was $1,023,000 or $.11 per share ($.11 diluted per share) compared to $1,121,000 or $.12 per share ($.12 diluted per share) for the same period last year. Operating revenues for 2007 were $74,535,000 compared to $62,460,000 for the same period last year, a 19% increase. Net income for 2007 was $3,086,000 or $.32 per share ($.32 diluted per share) compared to $3,049,000 or $.32 per share ($.32 diluted per share) for 2006.

Stephen Everett, President and Chief Executive Officer, commented, "2007 proved to be a year of successful infrastructure development in anticipation of a more aggressive growth strategy we will be implementing over the next few years. We are very proud to have accomplished our objectives, without compromising either the quality of care we are providing our patients, nor the financial performance that we set to achieve at the beginning of 2007. It is also worth noting that we added two new centers through acquisition during 2007, as well as entered into three denovo projects, two of which opened earlier this year. "

Financial results for 2007 included (i) pre-tax costs associated with the opening of new centers of $209,000 for the fourth quarter of 2007 and $608,000 for the full year; and (ii) non-cash stock compensation expense of $217,000 was included in our results of operations for 2007.

Dialysis Corporation of America currently owns 35 free-standing operating kidney hemodialysis centers in Georgia, Maryland, New Jersey, Ohio, Pennsylvania, South Carolina and Virginia providing patients with a full range of quality in-center and at-home dialysis services, as well as providing in-hospital services. The company acquired an Ohio center and a Pennsylvania center during 2007, in addition to opening two new centers, one in Ohio and one in South Carolina.

This release contains forward-looking statements that are subject to risks and uncertainties that could affect the business and prospects of the company and cause actual results and plans to differ materially from those anticipated. Those factors include, but are not limited to, maintaining continued growth and profitability, delays beyond the company's control with respect to future business events, the highly competitive environment in the establishment and operation of dialysis centers, the ability to develop or acquire additional dialysis facilities, whether patient bases of the company's dialysis facilities can mature to provide profitability, the extensive regulation of dialysis operations, government rate determination for Medicare reimbursement, pricing pressure from private payors, and other risks detailed in the company's filings with the SEC, particularly as described in the company's annual report on Form 10-K for the fiscal year ended December 31, 2006. The historical results contained in this press release are not necessarily indicative of future performance of the company.

The company's press releases, corporate profile, corporate governance materials, quarterly and current reports, and other filings with the SEC are available on Dialysis Corporation of America's internet home page: http://www.dialysiscorporation.com.

CONTACT: For additional information, you may contact Stephen Everett, President and CEO of Dialysis Corporation of America, 1302 Concourse Drive, Suite 204, Linthicum, MD 21090; Telephone No. (410) 694-0500.

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

                 DIALYSIS CORPORATION OF AMERICA AND SUBSIDIARIES
                         CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)

                                                       2007           2006           2005
                                                       ----           ----           ----
Operating revenues:
  Sales:
    Medical services revenue                       $73,170,573    $61,138,963    $44,686,579
    Product sales                                    1,077,988        891,242        206,941
                                                   -----------    -----------    -----------
          Total sales revenues                      74,248,561     62,030,205     44,893,520
  Other income                                         286,174        430,033        498,257
                                                   -----------    -----------    -----------
                                                    74,534,735     62,460,238     45,391,777
                                                   -----------    -----------    -----------

Cost and expenses:
  Cost of sales revenues:
    Cost of medical services                        44,248,309     36,968,682     27,859,804
    Cost of product sales                              598,086        549,590        119,327
                                                   -----------    -----------    -----------
          Total cost of sales revenues              44,846,395     37,518,272     27,979,131
  Selling, general and administrative expenses
    Corporate                                        7,917,038      6,460,309      4,674,367
    Facility                                        11,423,072      8,988,078      7,032,596
                                                   -----------    -----------    -----------
          Total                                     19,340,110     15,448,387     11,706,963
  Stock compensation expense                           217,474        275,438            ---
  Depreciation and amortization                      2,619,049      2,319,070      1,748,738
  Provision for doubtful accounts                    1,665,120      1,198,995        571,016
                                                   -----------    -----------    -----------
                                                    68,688,148     56,760,162     42,005,848
                                                   -----------    -----------    -----------

Operating income                                     5,846,587      5,700,076      3,385,929

Other income (expense):
Interest income officer/director note                      ---            ---          5,527
Interest expense on note and advances
      payable to parent                                    ---            ---       (157,591)
Other (expense) income, net                            (39,637)       100,968        217,821
                                                   -----------    -----------    -----------
                                                       (39,637)       100,968         65,757
                                                   -----------    -----------    -----------

Income before income taxes, minority and other
  equity interests and equity in affiliate earnings  5,806,950      5,801,044      3,451,686

Income tax provision                                 1,614,892      2,085,874      1,426,552
                                                   -----------    -----------    -----------

Income before minority and other equity interests
  and equity in affiliate earnings                   4,192,058      3,715,170      2,025,134

Minority and other equity interests in income
  of consolidated subsidiaries                      (1,105,736)      (919,739)      (454,214)

Equity in affiliate earnings                               ---        253,765        328,732
                                                   -----------    -----------    -----------

          Net income                                $3,086,322     $3,049,196     $1,899,652
                                                   ===========    ===========    ===========


Earning per share:
   Basic                                              $.32            $.32            $.22
                                                      ====            ====            ====
   Diluted                                            $.32            $.32            $.20
                                                      ====            ====            ====

Weighted average shares outstanding:
   Basic                                             9,572,893      9,484,926      8,769,399
                                                     =========      =========      =========
   Diluted                                           9,607,672      9,575,733      9,266,905
                                                     =========      =========      =========

                  DIALYSIS CORPORATION OF AMERICA AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)

                                                     December 31,   December 31,
                                                         2007          2006
                                                     -----------    ------------
Assets
Current assets:
  Cash and cash equivalents                          $ 2,447,820    $ 3,491,569
  Accounts receivable, net                            20,159,926     15,695,302
  Inventories, net                                     2,006,661      1,985,415
  Deferred income tax asset                              998,000      1,105,000
  Other current assets                                 3,313,406      3,352,962
                                                     -----------    -----------
          Total current assets                        28,925,813     25,630,248
                                                     -----------    -----------

Property and equipment                                28,766,423     27,444,679
  Less accumulated depreciation and amortization      12,264,029     11,091,432
                                                     -----------    -----------
                                                      16,502,394     16,353,247
                                                     -----------    -----------

Deferred income taxes                                        ---        359,295
Goodwill                                               8,576,893      6,681,160
Other assets                                             841,092        831,776
                                                     -----------    -----------
          Total other assets                           9,417,985      7,872,231
                                                     -----------    -----------
                                                     $54,846,192    $49,855,726
                                                     ===========    ===========

Liabilities and Stockholders' Equity
Current liabilities:
  Accounts payable and accrued expenses              $10,224,199    $ 7,742,473
  Income taxes payable                                    33,297        660,092
  Current portion of long-term debt                       56,000        130,000
                                                     -----------    -----------
          Total current liabilities                   10,313,496      8,532,565
                                                     -----------    -----------

Deferred income taxes                                    574,000            ---
Long-term debt, less current portion                   7,009,419      8,618,325
                                                     -----------    -----------
          Total liabilities                           17,896,915     17,150,890
                                                     -----------    -----------


Minority interest in subsidiaries                      4,942,797      3,643,347

Commitments and Contingencies

Stockholders' equity:
  Common stock                                            95,736         95,643
  Additional paid-in capital                          15,587,782     15,729,206
  Retained earnings                                   16,322,962     13,236,640
                                                     -----------    -----------
          Total stockholders' equity                  32,006,480     29,061,489
                                                     -----------    -----------
                                                     $54,846,192    $49,855,726

          DIALYSIS CORPORATION OF AMERICA AND SUBSIDIARIES

                     SUPPLEMENTAL OPERATING DATA

                                                  Year Ended December 31,    Year-to-year
                                                  -----------------------      Change%
                                                    2007            2006     ------------
                                                    ----            ----
Operating data:
Treatments:
  Consolidated                                     241,189        205,750        17.2%
  Managed                                           11,137         14,343       (22.4)%
                                                   -------        -------
Total treatments                                   252,326        220,093        14.6%

Patient revenue per treatment                      $303.37        $297.15         2.1%
Same center growth data:
  Same center treatment growth                       6%            10%
  Same center revenue per treatment change           1%             7%
  Same center patient revenue growth                 7%            18%
Key clinical metrics:
  Treatment adequacy (% of pts with Kt/V
    greater than 1.2)                               95.25%         95.48%
  Anemia management (% of pts with Hgb
    greater than 11)                                80.37%         81.23%
  Venous access (% of pts with AVF)                 52.98%         49.08%

                                                          Quarter              Quarter-
                                                     Ended December 31,       to-Quarter
                                                   ----------------------      Change%
                                                    2007            2006     ------------
                                                    ----            ----
Operating data:
Treatments:
  Consolidated                                     62,817         57,143         9.9%
  Managed                                           2,847          2,674         6.5%
                                                   ------         ------
Total treatments                                   65,664         59,817         9.8%

Patient revenue per treatment                     $312.59         $313.59       (0.3)%

Same center growth data:
  Same center treatment growth                      (4)%            14%
  Same center revenue per treatment change           10%             8%
  Same center patient revenue growth                  5%            23%
Key clinical metrics:
  Treatment adequacy (% of pts with Kt/V
    greater than 1.2)                               95.38%         94.86%
  Anemia management (% of pts with Hgb
    greater than 11)                                78.74%         83.65%
  Venous access (% of pts with AVF)                 52.98%         49.08%

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